                                                                      Exhibit 23


                        Consent of Independent Auditors

We consent to the incorporation by reference of our report dated December 8, 1995, included in the Annual Report on Form 10-K of Commercial Intertech Corp. and subsidiaries for the year ended October 31, 1995, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A, in the prospectuses contained in the following registration statements:



 Registration
    Number               Description                          Filing Date
 ------------  -------------------------------               -------------
    2-66710     Savings and Stock Purchase Plan for
                Employees of Commercial Shearing, Inc. -
                Form S-8 Registration Statement              June 23, 1986

    2-62512     Commercial Shearing, Inc. Stock Option and
                Award Plan of 1985 - Forms S-8 and S-3
                Registration Statement                       April 24, 1986

    33-25795    Non-Qualified Stock Purchase Plan of
                Commercial Intertech Corp. - Form S-8
                Registration Statement                       Nov. 29, 1988

    33-29980    Commercial Intertech Corp. Stock Option and
                Award Plan of 1989 including Pre-Effective
                Ammendment No. 1 to Form S-8 Registration
                Statement filed July 24, 1989                July 10, 1989

    33-43907    Commercial Intertech Corp. Retirement Stock
                Ownership and Savings Plan - Form S-8
                Registration Statement                       Nov. 13, 1991

    33-52443    Commercial Intertech Corp. Stock Option
                and Award Plan of 1993 - Form S-8
                Registration Statement                       Feb. 28, 1994

    33-61453    Commercial Intertech Corp. Stock Option
                and Award Plan of 1995 - Form S-8
                Registration Statement                       August 1, 1995




                                                        /s/Ernst & Young LLP



Cleveland, Ohio

July 17, 1996

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